SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

1004 S Tejon St Colorado Springs, CO 80903

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2024, the Board of Directors of American Cannabis Company, Inc. (the “Company”) approved entry into the following material definitive agreements:

1.       Binding Letter of Intent

The Company entered into a binding Letter of Intent (“LOI”) with Credex Corp. Under the terms of the LOI, the Company will acquire all of Credex's assets and assume certain mutually agreed-upon debts. The LOI obligates the Company to perform due diligence and negotiate and execute material definitive agreements, which will be subject to further independent determination and approval. The proposed transaction aligns with the Company’s strategic goals and will be disclosed in detail in subsequent filings upon execution of the definitive agreements.

2.       Services Contract with Joseph Cleghorn

Concurrently, the Company entered into a services contract with Joseph Cleghorn, who was recently appointed Chief Executive Officer, interim Chief Financial Officer, and Director. Under the contract, Mr. Cleghorn will serve in these roles for a one-year term. Notably, the contract stipulates that no cash or equity consideration will be provided, reflecting a favorable arrangement for the Company and its shareholders.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 11, 2024, the Company appointed Mr. Joseph Cleghorn as Chief Executive Officer, interim Chief Financial Officer, and Director. Mr. Cleghorn’s appointment was disclosed in the Form 8-K, filed on November 8, 2024. The approval of his services contract, as outlined above, further formalizes his roles, responsibilities, and compensation.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Index:

Exhibit Number Description

10.1 Binding LOI (filed herewith)

10.2 Contract with Joseph Cleghorn (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 21, 2024

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Joseph Cleghorn

Joseph Cleghorn

Chief Executive Officer

Principal Executive Officer